UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 18, 2020

KEYSIGHT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36334	46-4254555
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1400 Fountaingrove Parkway		95403
Santa Rosa	CA
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800) 829-4444

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name on each exchange on which registered
Common Stock, par value $0.01 per share	KEYS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01     Regulation FD Disclosure.
Keysight Technologies, Inc. (NYSE: KEYS), a leading technology company that helps enterprises, service providers, and governments accelerate innovation to connect and secure the world, issued a press release on March 18, 2020 announcing that in order to limit the spread of Covid-19 and mitigate the impact on employees, customers and suppliers, and in response to government directives, it has temporarily closed many of its facilities until at least the end of March 2020.

The Company further announced that these actions may impact its ability to meet the second quarter guidance provided on February 24, 2020 and that due to the uncertainty resulting from this situation, it is unable to quantify the full impact of the Covid-19 situation and will provide further information in the next earnings call.
A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.
The information in this Item 7.01 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise stated in that filing.

Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

The following is filed as an exhibit to this report and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act:

Exhibit No.	Exhibit
99.1	Press release, dated March 18, 2020, announcing business update for second fiscal quarter
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KEYSIGHT TECHNOLOGIES, INC.

	By:	/s/ Jeffrey K. Li
	Name:	Jeffrey K. Li
	Title:	Senior Vice President, General Counsel and
Secretary

Date: March 18, 2020

EXHIBIT INDEX

Exhibit No.	Exhibit
99.1	Press release, dated March 18, 2020, announcing business update for second fiscal quarter
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

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